THE BERKSHIRE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Supplement dated August 25, 2020

to the Statement of Additional Information dated May 1, 2020.

Berkshire Focus Fund (BFOCX)

Effective August 21, 2020 Peter M. Robinson and David A. White were elected to the Board of Trustees of The Berkshire Funds. Therefore information for Peter M. Robinson and David A. White is added to the "TRUSTEES AND OFFICERS" section of The Berkshire Funds Statement of Additional Information.

Mr. Robinson possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust. He has been an Independent Director of United States Commodity Funds, LLC (a commodity pool operator and general partner to exchange-traded commodity funds) since September 2005. He has also been a Fellow since 1993 with the Hoover Institution. He authored three books and has been published in the New York Times, Red Herring, and Forbes ASAP and is the editor of Can Congress Be Fixed?: Five Essays on Congressional Reform (Hoover Institution Press, 1995). Mr. Robinson has been listed as a principal of United States Commodity Funds, LLC with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA) since December 2005. He earned an MBA from the Stanford University Graduate School of Business, graduated from Oxford University in 1982 after studying politics, philosophy, and economics and graduated summa cum laude from Dartmouth College in 1979. The Board believes Mr. Robinson's experience and expertise as a director, author and analyst, including his expertise in regulatory issues, adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Mr. White possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust. He has been Executive Director, Internal Audit/Risk Management of Gilead Sciences, Inc., since June 2020. In this position he is responsible for internal audit, compliance and risk management functions. He was Executive Director, North America Controller of Gilead Sciences, Inc., from August 2016 to May 2020. In this position, he was responsible for North America controllership functions including financial shared services (record to report, accounts receivable, fixed assets, payroll, and accounts payable), accounting (revenue accounting and royalties/collaborations) and business process functions (global process leadership, project management office). Previously, he served in various financial roles for Yahoo! Inc. over a number of years, culminating in VP & Assistant Controller, Operations, April 2014 to August 2016. Mr. White is also a certified public accountant (CPA), holds an MBA from the University of California – Los Angeles, and holds a Bachelor of Science degree from Santa Clara University. The Board believes Mr. White's experience and expertise as an accountant, auditor, and financial analyst, including his expertise in public company financial regulatory issues, adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

INDEPENDENT TRUSTEES

Number of
Portfolios in
			Fund	Other Directorships
Name		Principal Occupation	Complex**	Held by Nominee
Address^	Position/Term	During the Past Five	Overseen by	Trustee During Past 5
Year of Birth	of Office*	Years	Trustee	Years

Peter M.	Independent	Murdoch Distinguished	1	Independent Director,
Robinson	Trustee since	Policy Fellow at the		United States
Year of Birth:	August 2020	Hoover Institution and		Commodity Funds,
1957		editor of Hoover's		LLC
quarterly journal, the
Hoover Digest, 1993 to
present.

David A. White	Independent	Executive Director,	1	None
Year of Birth:	Trustee since	Internal Audit/Risk
1967	August 2020	Management, Gilead
Sciences, Inc., June
2020 to present;
Executive Director,
North America
Controller, Gilead
Sciences, Inc., Aug.
2016 to May 2020,
Senior Director, North
America Controller
Aug, 2016 to Nov.
2018; VP & Assistant
Controller, Operations,
April 2014 to Aug.
2016, Yahoo! Inc.

^ c/o The Berkshire Funds, 475 Milan Drive, Suite #103, San Jose, CA 95134-2453.
* The term of office for each Trustee listed above will continue indefinitely.
** The term "Fund Complex" refers to the sole Fund in the Trust.

As of their election Peter M. Robinson and David A. White held no shares of the Fund.

The Statement of Additional Information dated May 1, 2020, as Supplemented August 25, 2020, and the Prospectus dated May 1, 2020, each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by calling Shareholder Services at 1-877-526-0707.

Please retain this Supplement for future reference.